                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   4,717,500.00
              Class B Note Interest Requirement                     279,708.54
              Class C Note Interest Requirement                     164,079.07
                      Total                                       5,161,287.61

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        5.55000
              Class B Note Interest Requirement                        5.79167
              Class C Note Interest Requirement                        2.42667

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       850,000,000
              Class B Note Principal Balance                        48,295,000
              Class C Note Principal Balance                        67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                  1,300,000.00
               Class B Note Interest Requirement                    118,333.33
               Class C Note Interest Requirement                    179,285.40
                       Total                                      1,597,618.73

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                       1.73333
               Class B Note Interest Requirement                       1.89333
               Class C Note Interest Requirement                       2.23111

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      750,000,000
               Class B Note Principal Balance                       62,500,000
               Class C Note Principal Balance                       80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                  1,504,000.00
               Class B Note Interest Requirement                    138,000.00
               Class C Note Interest Requirement                    210,858.08
                       Total                                      1,852,858.08

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                       1.67111
               Class B Note Interest Requirement                       1.84000
               Class C Note Interest Requirement                       2.18667

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      900,000,000
               Class B Note Principal Balance                       75,000,000
               Class C Note Principal Balance                       96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,714,290.00

(v)    Required Owner Trust Spread Account Amount                10,714,290.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                  1,273,333.33
               Class B Note Interest Requirement                    118,333.33
               Class C Note Interest Requirement                    177,142.54
                       Total                                      1,568,809.21

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                       1.69778
               Class B Note Interest Requirement                       1.89333
               Class C Note Interest Requirement                       2.20444

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      750,000,000
               Class B Note Principal Balance                       62,500,000
               Class C Note Principal Balance                       80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                  1,218,560.00
               Class B Note Interest Requirement                    115,297.78
               Class C Note Interest Requirement                    178,840.00
                       Total                                      1,512,697.78

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                       1.70667
               Class B Note Interest Requirement                       1.93778
               Class C Note Interest Requirement                       2.33778

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      714,000,000
               Class B Note Principal Balance                       59,500,000
               Class C Note Principal Balance                       76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)    Required Owner Trust Spread Account Amount                 8,500,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    844,444.44
               Class B Note Interest Requirement                     79,257.99
               Class C Note Interest Requirement                    127,620.41
                       Total                                      1,051,322.84

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                       1.68889
               Class B Note Interest Requirement                       1.90222
               Class C Note Interest Requirement                       2.38222

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      500,000,000
               Class B Note Principal Balance                       41,666,000
               Class C Note Principal Balance                       53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)    Required Owner Trust Spread Account Amount                 5,952,380.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,233,333.33
              Class B Note Interest Requirement                     117,777.78
              Class C Note Interest Requirement                     187,856.81
                      Total                                       1,538,967.92

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.64444
              Class B Note Interest Requirement                        1.88444
              Class C Note Interest Requirement                        2.33778

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,428,122.67

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                 134,400.00
              Class C Note Interest                                 214,400.00
                      Total                                       4,198,800.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.92000
              Class C Note Interest                                    2.38222

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,105,600.00
              Class B Note Interest Requirement                     208,133.33
              Class C Note Interest Requirement                     333,600.00
                      Total                                       2,647,333.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.67111
              Class B Note Interest Requirement                        1.98222
              Class C Note Interest Requirement                        2.47111

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,711,360.00
              Class B Note Interest Requirement                     168,746.67
              Class C Note Interest Requirement                     276,480.00
                      Total                                       2,156,586.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.69778
              Class B Note Interest Requirement                        2.00889
              Class C Note Interest Requirement                        2.56000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,403,733.33
              Class B Note Interest Requirement                     135,022.22
              Class C Note Interest Requirement                     220,800.00
                      Total                                       1,759,555.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.67111
              Class B Note Interest Requirement                        1.92889
              Class C Note Interest Requirement                        2.45333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)          Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,912,960.00
              Class B Note Interest Requirement                     183,804.44
              Class C Note Interest Requirement                     300,160.00
                      Total                                       2,396,924.44

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.62667
              Class B Note Interest Requirement                        1.87556
              Class C Note Interest Requirement                        2.38222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)          Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,184,000.00
              Class B Note Interest Requirement                     208,133.33
              Class C Note Interest Requirement                     337,200.00
                      Total                                       2,729,333.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.73333
              Class B Note Interest Requirement                        1.98222
              Class C Note Interest Requirement                        2.49778

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,049,600.00
              Class B Note Interest Requirement                     195,066.67
              Class C Note Interest Requirement                     314,400.00
                      Total                                       2,559,066.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.62667
              Class B Note Interest Requirement                        1.85778
              Class C Note Interest Requirement                        2.32889

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                               Distribution Date: 9/16/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,821,000.00
              Class B Note Interest Requirement                     266,427.78
              Class C Note Interest Requirement                     434,000.00
                      Total                                       3,521,427.78

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        3.35833
              Class B Note Interest Requirement                        3.80611
              Class C Note Interest Requirement                        4.82222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                By:
                                                 -------------------------------

                                Name:            Patricia M. Garvey
                                Title:           Vice President


--------------------------------------------------------------------------------